Premises and Equipment	12 Months Ended
Dec. 31, 2016
Premises and Equipment
Premises and Equipment

Note 9—Premises and Equipment

        Classifications of premises and equipment as of December 31, 2016 and 2015 were as follows:

	2016	2015
Premises	$53,495	$62,560
Furniture, fixtures and equipment	7,214	4,231
Leasehold improvements	1,093	1,585
Total cost	61,802	68,376
Less accumulated depreciation and amortization	(9,780)	(8,786)
Net book value of premises, furniture, fixtures, equipment, leasehold improvements	52,022	59,590
Construction in progress	3,869	2,272
Land	46,183	53,312

Premises and equipment, net	$102,074	$115,174

        During 2015, the Company approved the closure of sixteen retail branches based on a detailed assessment of the branch network and analysis of branch and market data. During 2016, twelve additional retail branches were also approved to be closed. Branches owned by the Company and actively marketed for sale were transferred to assets held for sale based on their carrying value or fair value, less estimated costs to sell. Assets are considered held for sale when management has approved the sale of the assets following a branch closure or other events. During 2016 and 2015, land and premises of $16.0 million and $2.3 million were transferred to assets held for sale, respectively. An assessment of the recoverability of other long-lived assets associated with all branches resulted in impairment losses of $408,000 and $687,000 during the years ended December 31, 2016 and 2015, respectively, which are reflected in non-interest expense.

        Depreciation and amortization expense for the years ended December 31, 2016 and 2015 was $5.1 million and $5.8 million, respectively. Refer to Note 17—Commitments and Contingent Liabilities for additional discussion related to operating lease commitments.